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                                                                    Exhibit 10.4


                      WCI COMMUNITIES LIMITED PARTNERSHIP
                             CONSTRUCTION AGREEMENT

     THIS CONSTRUCTION AGREEMENT (the "AGREEMENT") is made and entered into by and between WCI COMMUNITIES LIMITED PARTNERSHIP, a Delaware limited partnership, of 3300 University Drive, Coral Springs, Florida 33065 ("WCI"), and INTEGRATED HOMES OF FLORIDA, INC. of Suite #103-C, 7301-A West Palmetto Park Rd., Boca Raton, FL 33433 ("CONTRACTOR").

                                  WITNESSETH:

     WHEREAS, the Contractor is in the business of furnishing labor, materials, equipment and services in connection with the construction of single family homes pursuant to the laws of the State of Florida; and

     WHEREAS, WCI desires to engage the Contractor to provide such services according to the terms and subject to the terms and conditions set forth herein, all Project Conditions set forth on Exhibit "A" and Scope of Work set forth on Exhibit "B" attached hereto and made a part hereof.

     NOW THEREFORE, in consideration of the premises and the agreements, covenants and representations herein contained, the parties hereto agree as follows:

     1.   GENERAL DESCRIPTION OF SCOPE OF SERVICES.

          a. Generally the work to be performed by Contractor (the "Work"), in support of WCI's projects CHELSEA & PARKLAND ISLES 40s, 50s and 60s is described as SECURITY SYSTEMS.

          b. The Work shall include but not be limited to the Project Conditions described on Exhibit "A" attached hereto and made a part hereof and Scope of Work described on Exhibit "B" attached hereto and made a part hereof.

     2.   DUTIES AND OBLIGATIONS OF CONTRACTOR.

          a. PLANS, SPECIFICATIONS AND CODES. Contractor shall perform the work in compliance with the plans and specifications approved by WCI and in compliance with all applicable local, state and federal laws and regulations, building codes and manufacturers' installation instructions.

          b. PERFORMANCE OF WORK. Contractor shall commence performance of the work within 24 hours of receiving notice to begin (excluding Saturdays, Sundays or Federal Holidays), and shall perform the work as quickly and thoroughly as possible. If Contractor does not begin the work within 24 hours, or stops work without cause or permission, or if the work is unreasonably delayed in the reasonable opinion of WCI, WCI shall have the right to terminate this agreement and replace the Contractor.

          c. ACCEPTANCE OF MATERIAL: SITE CONDITIONS. Contractor shall inspect (i) all material supplied by WCI, (ii) any work performed by others that affects Contractor's work and (iii) site conditions, and immediately report any defects, problems or objections to WCI before

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beginning the work. In Contractor begins the work without immediately informing
WCI of any defects, problems or objections to the material, prior work or site conditions, Contractor will be deemed to have accepted the material, prior work and site conditions as free of defects and suitable for performance of Contractor's work.

          d. LICENSES AND PERMITS. Contractor shall obtain and pay for all licenses and permits required for the work (except the building permit). Contractor shall pay all fines or penalties imposed on Contractor or WCI for failure to obtain any necessary licenses, certificates or permits or violation of laws, ordinances, rules or regulations of any governmental authority with jurisdiction over the site or the work by Contractor.

          e. CLEAN-UP. Contractor shall remove all scrap, trash and excess material from the site daily during performance of the work and upon completion of Contractor's work and place such items in areas or containers provided or designated by WCI. If Contractor leaves any scrap, trash or material on the site, WCI shall have the right to have such items removed by others and charge the expense to Contractor as set forth in Section 3.5.

          f. CONTRACTOR'S EMPLOYEES. Contractor shall retain such employees as shall be necessary for the successful and timely completion of the work. Contractor's employees shall be licensed, if required by the State, City or County, and experienced and competent in performance of the work in an efficient and workmanlike manner. Contractor shall comply with the requirements of Executive Orders Number 10925 and 1114 and the Civil Rights Act of 1964 concerning equal employment opportunities. Contractor shall supervise and control the activities of its employees on the job site. Failure to furnish an adequate number of qualified employees to do the job or failure to supervise such employees shall be grounds for immediate termination of this Agreement. Contractor agrees to remove and ban from the site any employee who, in the judgement of WCI, fails to perform the work in a manner satisfactory to WCI or in compliance with this Agreement, or whose conduct is deemed by WCI to be unacceptable, in WCI's sole and absolute discretion.

          g. TOOLS, EQUIPMENT AND VEHICLES. Contractor shall provide all tools, equipment and vehicles necessary for the work unless otherwise set forth in the Project Conditions. Contractor shall maintain all tools, equipment and vehicles in good repair and in compliance with all applicable safety codes, statutes, regulations or ordinances. Contractor agrees to remove from the site any tools, equipment of vehicles which, in the sole judgement of WCI, are not in good repair or comply with the requirements of this Agreement.

          h. MATERIAL. Contractor shall provide the material described in the Project Conditions.

          i. PAYMENT TO CONTRACTOR'S SUPPLIERS AND EMPLOYEES. Contractor shall pay all bills for materials, tools, equipment, labor, services or charges of any kind when due. If Contractor fails to pay such amounts WCI shall have the right, but not the obligation, to pay any such charges and charge the amounts so paid against the Contractor's account pursuant to Section 3.5.

          j. CONTRACTOR'S CREDIT STANDING. Contractor agrees to provide WCI with all financial information and banking and credit references requested by WCI.

          k. SAFETY. Contractor shall take precautions to provide a safe workplace and comply with all applicable rules and regulations of the Occupational Safety and Health Administration (OSHA), and all applicable local, state or federal laws, rules or regulations pertaining to the work, including all required safety equipment and supplies.




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          l.   SITE INSPECTION AND PROTECTION. Contractor acknowledges that
Contractor has inspected the site of the work and that Contractor shall protect the site and improvements from damage during the performance of Contractor's work. All costs of the work arising from site conditions and protection are included in Contractor's pricing unless otherwise indicated in the Project Conditions. By agreeing to the prices set forth in the Project Conditions, Contractor assumes the risk of any and all unusual or unforeseen site conditions and shall not charge WCI for additional costs resulting from the unusual or unforeseen site conditions unless such conditions substantially increase the difficulty or expense of performing the work.

          m. PROTECTION OF WORK. Contractor shall bear all costs of repair or replacement for damage to Contractor's work or other work or improvements on the site caused by Contractor, its employees, agents, subcontractors or suppliers pursuant to Section 3.5.

          n. TAXES. Contractor shall bear sole and exclusive responsibility for the payment of all taxes imposed by local, state or federal law applicable to the work, materials supplied by Contractor, payments received by Contractor and payments made by Contractor. Contractor shall be solely responsible for the payment of all local, state and federal income taxes, withholding requirements, self-employment taxes, social security taxes and other taxes on the payments made to Contractor and payments made by Contractor to its employees and suppliers.

          o. DRUGS AND ALCOHOL. No illegal drugs or alcohol shall be permitted on the site. Contractors, their employees, agents, subcontractors or suppliers in possession of illegal drugs or alcohol on the site will be subject to immediate termination. Individuals on the site whose performance, coordination or ability to work is impaired, in the sole opinion of WCI's representative, shall be subject to immediate removal from the site. Contractor agrees that WCI shall have the right to require Contractor and all of Contractor's employees to submit to random drug testing without prior notice.

          p. CHILDREN, PETS AND MUSIC. Children (minors under 18 years) and pets are banned from the work site at all times. Music shall not be broadcast at volumes that disturb adjoining property owners or that might interfere with the safe performance of the work of other contractors. The use of headphones or similar devices that may create safety or communication hazards is prohibited.

          q. BILLING. Contractor shall submit written invoices for payment in accordance with the Project Conditions, and subject to Article 3.

          r. CONDUCT AND DRESS. Contractor agrees to require its employees to comply with the rules and regulations established by WCI concerning personal conduct and dress, including the obligation of each worker on site to wear clothes that are in good repair. The following items of clothing are prohibited: shirts or other articles of clothing that display provocative, obscene or offensive words or images; shirts, shorts or pants with holes or worn in a manner that is revealing or immodest; bikinis or swimsuits; sandals or thongs; other items of clothing prohibited by WCI. The use of obscene or abusive language is prohibited.

          s. ACCIDENTS. Contractor shall immediately report to WCI any accident or occurrence on the job site resulting in bodily injury, death, illness or damage to property, material or equipment. As soon as possible after the occurrence of any accident, Contractor shall deliver to WCI a written report conforming to applicable laws detailing the circumstances, events and witnesses of any accident and a copy of written notice sent to Contractor's insurance company. Contractor shall immediately comply with the requests of WCI or its insurance company or agents for assistance and information concerning the accident and shall fully cooperate in any investigation of the accident.



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     3.   DUTIES AND RIGHTS OF WCI.

          a. SITE OF WORK. The site of the work shall be limited to those subdivisions or locations identified in the Project Conditions, and shall be further limited to the houses assigned to Contractor by WCI. WCI reserves the right to assign similar work to other contractors within the same subdivisions.

          b. SCHEDULE OF WORK. WCI shall notify Contractor at least 24 hours before the work is to be done and set reasonable limits on the amount of time for Contractor to complete the work.

          c. INSPECTION OF WORK. WCI shall have the right to inspect Contractor's work at any time during its progress. WCI shall inspect the work for quality and conformity with the plans, specifications and manufacturers' installation instructions within 48 hours of notice of completion from the Contractor. Any defects shall be corrected within 48 hours of Contractor's receipt of notice of such defects according to Article 5. Acceptance of the work and final payment shall not constitute waiver of Contractor's warranty or the right of WCI to require correction of defects at Contractor's expense.

          d. PAYMENT FOR WORK. Payment shall be made as described in the Project Conditions. As a condition of payment the Contractor shall deliver releases or waivers of liens signed by Contractor, its suppliers, employees or subcontractors, such releases and waivers shall comply with the statutory requirements of the State of Florida.

          e. CHARGES AGAINST CONTRACTOR. If Contractor fails to perform any of its duties described in these General Conditions, or in the Project Conditions, within the time limits established, or if no limits are established, within 48 hours after receipt of written notice from WCI, WCI shall have the right to retain others to perform such duties, and the cost of such performance will be charged against the amount due Contractor. If the charges exceed the amount due, all payments will be withheld and Contractor shall pay WCI the excess immediately upon receipt of written notice. Without limitation, charges against Contractor shall be assessed if WCI pays to complete work not finished on time by Contractor, correct defects in the work, pay fines or penalties arising from the work, clean up after the work, provide tools, material or equipment that are Contractor's obligation, repair damage to the site, obtain insurance on behalf of Contractor, pay claims indemnified by Contractor, pay taxes or legal orders that are Contractor's obligation, discharge liens or pay any other amounts on behalf of Contractor.

          f. TERMINATION WITHOUT CAUSE. WCI shall have the right to terminate this Agreement upon 48 hours notice without cause. Unless otherwise instructed in writing, Contractor shall cease performance of all work upon receipt of notice. WCI shall pay Contractor for all work performed and materials supplied, or specially fabricated, pursuant to this Agreement before termination provided that such work and materials were properly authorized by WCI.

          g. TERMINATION FOR CAUSE. If Contractor fails to perform its duties described in these General Conditions or in the Project Conditions, WCI shall have the right to terminate this Agreement immediately. Contractor shall immediately cease performance of all work and remove all its tools, equipment and personnel from the site. WCI shall pay Contractor for all authorized work performed and materials supplied before termination.

          h. WITHHOLDING OF PAYMENT. WCI shall have the right to withhold all payments to Contractor if WCI reasonably believes that liens will be filed on the property by Contractor, its employees, subcontractors or suppliers, or if WCI reasonably believes that Contractor will fail to perform its warranty obligations pursuant to this Agreement.


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     4.   INSURANCE.

          a. Contractor shall obtain, pay for and keep in effect during the entire term of this agreement, insurance for the benefit of WCI, as hereinafter described. Before beginning the work, Contractor shall deliver to WCI an original, authentic Certificate of Insurance issued by a licensed insurance agent with the attachments herein described. All insurance policies shall be written through an insurance company (or companies) reasonably acceptable to WCI and duly authorized to transact that class of insurance coverage in the State in which the work is to be performed. The Certificate of Insurance shall name WCI as an ADDITIONAL INSURED, and shall confirm that the insurance policy contains a provision that prohibits cancellation or modification or reduction of coverage or benefits without at least 15 days prior written notice to WCI. No insurance policy shall contain any provision, or exclusion from liability, other than provisions for exclusion forming a part of the standard basic unamended and unendorsed form of policy, provided however, in no event shall any insurance policy be allowed to contain an exclusion in conflict with the coverages required by this agreement. If any part of the work to be performed by Contractor is subcontracted to others, Contractor shall notify WCI in advance, and any such subcontractor shall be required to comply with the specifications set forth herein for insurance, including the delivery of certificates of insurance naming WCI as an ADDITIONAL INSURED, and Contractor shall be responsible for obtaining and delivering such certificates to WCI prior to commencing any work. Any insurance policy obtained by Contractor insuring against loss by physical damage to the work, or covering Contractor's tools, supplies, machinery or equipment shall contain an endorsement waiving the right of subrogation against WCI. Nothing in this agreement shall give or create in any third party any claim or right of action against WCI. The limits established herein are minimum limits only and do not affect or limit the insurance coverages available to the insureds or additional insureds pursuant to the policies of insurance herein described. IF THE CONTRACTOR FAILS TO PROCURE THE INSURANCE COVERAGES HEREIN DESCRIBED, AND TO MAINTAIN SUCH POLICIES IN EFFECT DURING THE TERM OF THIS AGREEMENT, WCI SHALL HAVE THE RIGHT, BUT NOT THE OBLIGATION, TO PROCURE AND MAINTAIN SUCH INSURANCE POLICIES FOR AND IN THE NAME OF THE CONTRACTOR, AND CONTRACTOR SHALL PAY THE COST THEREOF, AND SHALL FURNISH ALL NECESSARY INFORMATION AND OTHERWISE COOPERATE TO MAKE EFFECTIVE AND MAINTAIN SUCH INSURANCE POLICIES.

          b. WORKERS' COMPENSATION INSURANCE. Contractor shall have in effect Workers' Compensation Insurance in the amounts required by state law concerning Workers' Compensation and Occupational Diseases, including employer's liability coverage of not less than $100,000.00, each accident for bodily injury by accident, and $100,000.00, each accident for bodily injury by occupational disease, and $500,000.00 policy limit for bodily injury by occupational disease. As long as Contractor performs work with WCI it must carry Workers' Compensation Insurance, and must furnish certificates showing that coverage is in effect during the period in which the work is to be performed. Contractor for itself and its employees, hereby waives all rights of subrogation against WCI and shall notify its Workers' compensation insurance carrier of such waiver, and the Workers' Compensation and Employer's Liability Insurance Policy shall contain a WAIVER OF SUBROGATION in favor of WCI.

          c. GENERAL LIABILITY INSURANCE. Contractor shall have in effect a policy or policies of general liability insurance for all operations (including products liability for any product manufactured or assembled) on a form providing coverage not less than that of standard Commercial General Liability insurance policy ("Occurrence Form" CG0001 or its equivalent) for operations of Contractor, including hazards of operations (including explosion, collapse and underground coverage), elevators, independent contractors, products and completed operations, with contractual liability coverage (for this agreement) covering indemnity and defense obligations of Contractor and personal injury liability coverage for claims arising out of the work hereunder for personal injury, bodily injury and property damage in a policy or policies of insurance such that the total available limits combined shall not be less than $500,000.00 Each Occurrence Limit, $500,000.00 Personal and Advertising Injury Limit, $100,000,000.00 General

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with contractual liability coverage (for this agreement) covering indemnity and defense obligations of Contractor and personal injury liability coverage for claims arising out of the work hereunder for personal injury, bodily injury and property damage in a policy or policies of insurance such that the total available limits combined shall not be less than $500,000.00 Each Occurrence Limit, $500,000.00 Personal and Advertising Injury Limit, $1,000,000.00 General Aggregate Limit, and $500,000.00 Products/Completed Operations Aggregate Limit. THE CERTIFICATE OF INSURANCE AND POLICY FOR THE COMMERCIAL GENERAL LIABILITY INSURANCE SHALL NAME WCI AS AN ADDITIONAL INSURED USING FORM NO. CG 20 10 11 85 (FORM B) OR CG 20 26 11 85 OR THEIR EQUIVALENT. THE GENERAL LIABILITY POLICY SHALL BE ENDORSED TO BE PRIMARY AND NON-CONTRIBUTORY TO ANY INSURANCE THAT MAY BE MAINTAINED BY OR ON BEHALF OF WCI. GENERAL LIABILITY INSURANCE COVERAGE WILL CONTINUE TO APPLY TO "BODILY INJURY" AND TO "PROPERTY DAMAGE" OCCURRING AFTER ALL WORK ON THE PROJECT TO BE PERFORMED BY OR ON BEHALF OF THE ADDITIONAL INSURED (I.E., WCI) AT THE SITE OF THE COVERED OPERATION(S) HAS BEEN COMPLETED AND WILL CONTINUE AFTER THE PORTION OF "YOUR WORK" OUT OF WHICH THE INJURY OR DAMAGE ARISES HAS BEEN PUT TO ITS INTENDED USE BY ANY PERSON OR ORGANIZATION (I.E. BY WCI' CUSTOMER).

          d. AUTOMOBILE LIABILITY COVERAGE. Contractor shall have in a policy or policies of automobile liability insurance covering all owned, non-owned hired automobiles, trucks and trailers used by Contractor in the performance /work. Such insurance shall provide coverage not less than that of the Bus Automobile Liability policy in limits not less than $500,000.00 Combined Single Limit each occurrence for Bodily Injury and Property Damage or Bodily Injury limits of $100,000.00 Per Person/$300,000.00 Per Accident and Property Damage Limits of $500,000.00 per accident.

     5.   GENERAL.

          a. EXTRA WORK AND CHANGE ORDERS. If WCI requests Contractor to perform extra work or issues change orders for the work, such agreement must be in writing and must be approved by an authorized representative of WCI. The written agreement must specify the terms and conditions of the work and the price. All terms of these General Conditions shall apply to all extra work or change orders.

          b. SITE UTILITIES. Contractor shall use only those electrical and water sources designated by WCI for the site. Contractor shall not use electricity or water from adjacent property not owned by WCI.

          c. MATERIAL MANAGEMENT. WCI will provide material for the work, unless otherwise stated in the Project Conditions. Contractor shall not borrow or use materials designated by WCI for other work in nearby sites. If Contractor believes the material supplied by WCI to be insufficient for the work, Contractor shall immediately notify WCI before beginning work. If Contractor misuses the material and requires additional material to complete the work, such additional material shall be obtained at the expense of Contractor. Unused material remaining after completion of the work is the property of WCI, and shall not be removed from the site by Contractor.

          d. ASSIGNMENT. This Agreement cannot be assigned by Contractor. WCI shall have the right, in its sole discretion, to assign or transfer any of its rights and obligations under the Agreement, without the consent of Contractor, to Bay Colony - Gateway, Inc., an affiliate of WCI ("BCG"), or to any parent or affiliate of WCI or BCG. Furthermore, Contractor agrees that any change of name or ownership structure (i) WCI and/or its affiliates due to any merger/exchange/reorganization with Florida Design Communities, Inc. or BCG or
(ii) BCG due to any merger with Florida Design Communities, Inc., or (iii) WCI


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independent contractor throughout the term of this agreement. Contractor shall not be deemed to be an employee of WCI for any purpose whatsoever. Contractor agrees to take all steps necessary to protect its status as independent contractor.

          f. WAIVER OF LIENS. Contractor, for itself, its employees, subcontractors and suppliers, hereby waives its statutory, constitutional and common law rights to assert liens upon the property as a condition precedent to WCI's obligation to pay any amounts due Contractor. All checks issued by WCI may contain an endorsement evidencing waiver of lien rights. WCI shall be entitled to this waiver as a complete bar and defense against liens filed by Contractor, its employees, subcontractors or suppliers.

          g. BONDS. WCI shall have the right to require Contractor to provide a performance bond or completion bond as a condition precedent to payment.

          h. FINAL INSPECTION. The work shall be complete upon inspection and acceptance by WCI. WCI shall have the right to reject any work that does not conform to applicable plans, specifications, manufacturers' installation instructions, building codes or governmental regulations or has not been performed in a workmanlike manner.

          i. CROSS-DEFAULT OF OTHER CONTRACTS. If Contractor defaults under any other Agreement with WCI, such default shall be deemed to be a breach of this Agreement, and any charges against Contractor arising from default of any other Agreement may be set off and withheld from amounts due Contractor under this Agreement.

          j. OSHA REQUIREMENTS. OSHA has established regulations entitled OSHA Hazard Communication Standard. According to the regulations, manufacturers of hazardous materials are required to furnish Material Safety Data Sheets ("MSDS") giving information on proper handling and precautionary measures in using the materials. Many substances commonly used in residential construction fit the description of hazardous materials established by OSHA. Contractor shall comply with all OSHA regulations pertaining to the work and any materials used in the work. Contractor shall have sole and exclusive responsibility for training its employees, subcontractors and suppliers in the proper handling of hazardous materials and any precautionary measures required. Contractor shall supply all protective clothing and devices necessary to protect its employees, subcontractors and suppliers from hazardous materials while on the site. Contractor shall obtain all MSDS's pertaining to any hazardous material used or created in the process of performing the work, and shall distribute copies of such MSDS's to WCI and to all other contractors, subcontractors, and suppliers performing work on the site. Contractor shall also obtain from all other contractors, subcontractors, and suppliers performing work on the site, copies of all MSDS's for all hazardous materials used or created by such contractors, subcontractors or suppliers, and shall retain copies of such MSDS's and provide them to Contractor's employees, subcontractors and suppliers as required by the OSHA regulations. In other words, Contractor must exchange MSDS's with all other contractors, subcontractors and suppliers, and implement a training program for its employees.

          k. AUTHORIZED PERSON. THE DIVISION PRESIDENT, DIRECTOR OF PURCHASING, DIRECTOR OF CONSTRUCTION, PURCHASING MANAGERS, AND FIELD MANAGERS shall be the only persons with authority under this Agreement to: (i) execute change orders; (ii) order extra work; (iii) allow Contractor additional time for performance of the work; (iv) modify, supplement or terminate this Agreement and
(v) do any other act which waives any right or privilege of WCI under this Agreement.


          l.   TIME. Time is of the essence of this Agreement.

     6.   CONTRACTOR'S WARRANTY. CONTRACTOR UNCONDITIONALLY


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WARRANTS THE WORK AGAINST DEFECTS IN MATERIALS SUPPLIED BY CONTRACTOR AND WORK
PERFORMED BY CONTRACTOR FOR THE PERIODS SET FORTH BELOW. THE WARRANTY PERIODS BEGIN TO RUN ON THE DATE WCI CONVEYS THE PROPERTY TO ITS CUSTOMER UNLESS OTHERWISE STATED IN THE PROJECT CONDITIONS.

               STRUCTURAL ELEMENTS ARE WARRANTED AGAINST DEFECTS FOR A PERIOD OF TEN (10) YEARS.

               PLUMBING, ELECTRICAL AND HEATING/VENTILATING/AIR CONDITIONING SYSTEMS INSTALLED BY CONTRACTOR ARE WARRANTED AGAINST DEFECTS FOR A PERIOD OF TWO (2) YEARS.

               ALL OTHER ELEMENTS ARE WARRANTED AGAINST DEFECTS FOR A PERIOD OF ONE (1) YEAR.

     DEVIATIONS FROM THE PLANS, SPECIFICATIONS, MANUFACTURER'S INSTALLATION INSTRUCTIONS OR BUILDING CODES ARE DEEMED TO BE DEFECTS IN WORKMANSHIP COVERED BY THIS WARRANTY WHETHER OR NOT DAMAGES RESULT, AND SHALL BE CORRECTED BY CONTRACTOR.

     CONDITIONS THAT DEVIATE FROM THE PERFORMANCE STANDARDS OF THE WCI LIMITED HOME WARRANTY OR STATUTORY REQUIREMENTS OR GENERALLY ACCEPTED INDUSTRY STANDARDS ARE DEFECTIVE AND SHALL BE CORRECTED BY CONTRACTOR.

     MANUFACTURERS' AND SUPPLIERS' WARRANTIES ON APPLIANCES OR MATERIALS SUPPLIED BY CONTRACTOR SHALL BE ASSIGNED TO WCI OR ITS CUSTOMER.

     IF DEFECTS ARE REPORTED TO CONTRACTOR DURING THE WARRANTY PERIOD, CONTRACTOR SHALL TAKE THE FOLLOWING ACTION:

               IN CASE OF AN EMERGENCY SUCH AS A HEATING FAILURE DURING FREEZING WEATHER OR ANY PLUMBING OR ELECTRICAL FAILURE, CONTRACTOR SHALL TAKE CORRECTIVE ACTION WITHIN 24 HOURS.

               FOR NON-EMERGENCY CONDITIONS CONTRACTOR SHALL TAKE CORRECTIVE ACTION WITHIN 48 HOURS.

               REPAIRS SHALL BE MADE IN A FIRST CLASS MANNER AS QUICKLY AS POSSIBLE WITH AS LITTLE INCONVENIENCE AS POSSIBLE TO THE OWNER, AND CONTRACTOR SHALL CLEAN UP THOROUGHLY AFTER REPAIRS ARE COMPLETED.

               REPAIRS ARE NOT COMPLETE UNTIL THE DEFECT HAS BEEN
               CORRECTED PERMANENTLY.

               CONTRACTOR SHALL REIMBURSE OWNER FOR ANY


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               DAMAGES TO OTHER PARTS OF THE HOME OR PERSONAL PROPERTY
               CAUSED BY THE DEFECT OR THE REPAIRS.

               CONTRACTOR SHALL INDEMNIFY AND DEFEND WCI AGAINST ALL CLAIMS FOR DAMAGES OR PERSONAL INJURY RESULTING FROM ANY DEFECT OR REPAIR.

     IF CONTRACTOR FAILS TO REPAIR ANY DEFECT OR PERFORM ANY OTHER OBLIGATION, CONTRACTOR SHALL BE LIABLE TO WCI AND THE PROPERTY OWNER FOR ALL EXPENSES INCURRED FOR REPAIRING THE DEFECT AND DAMAGES ARISING FROM (i) THE DEFECT, (ii) THE REPAIRS, (iii) DEFENSE OF ANY CLAIM AGAINST WCI, OR (iv) ENFORCEMENT OF THIS WARRANTY, INCLUDING ATTORNEYS' FEES AND RELATED EXPENSES.

     THIS WARRANTY IS FOR THE BENEFIT OF WCI AND THE OWNER OF THE PROPERTY CONTAINING THE MATERIALS SUPPLIED OR WORK PERFORMED BY CONTRACTOR AND SHALL PASS AUTOMATICALLY WITH CONVEYANCE OF TITLE TO SUBSEQUENT OWNERS. WCI OR ANY OWNER SHALL HAVE THE RIGHT TO ENFORCE THIS WARRANTY.

     7. CONTRACTOR'S OBLIGATION TO INDEMNIFY AND DEFEND WCI AND RELEASE OF WCI FROM LIABILITY TO CONTRACTOR OR OTHERS. CONTRACTOR UNDERSTANDS THAT ACCIDENTS OR EVENTS CAUSING PERSONAL INJURY, DEATH OR PROPERTY DAMAGE MAY OCCUR WHILE CONTRACTOR OR ITS EMPLOYEES AND/OR SUBCONTRACTORS AND/OR SUPPLIERS ARE PERFORMING THE WORK DESCRIBED IN THIS AGREEMENT, AND THAT THE PERSON(S) SUSTAINING SUCH INJURY OR DAMAGE MAY MAKE A CLAIM AGAINST WCI. CONTRACTOR ACKNOWLEDGES AND AGREES THAT CONTRACTOR SHALL BE EXCLUSIVELY RESPONSIBLE FOR THE SUPERVISION AND SAFETY OF ITS EMPLOYEES, SUBCONTRACTORS AND SUPPLIERS, AND AGREES TO PROTECT, INDEMNIFY AND DEFEND WCI FROM SUCH CLAIMS EVEN THOUGH THE INSURED PERSON(S) HAS RECEIVED WORKERS COMPENSATION BENEFITS OR OTHER PAYMENTS, BENEFITS OR COMPENSATION. CONTRACTOR FURTHER ACKNOWLEDGES AND AGREES THAT IT IS CONTRACTOR'S RESPONSIBILITY TO PAY FOR (1) THE LEGAL EXPENSES INCURRED BY WCI TO DEFEND OR SETTLE SUCH CLAIMS; (2) THE AMOUNT OF DAMAGES AWARDED TO THE INJURED PERSON(S) OR THE AMOUNT OF ANY SETTLEMENT PAID TO SECURE THE RELEASE OF ANY SUCH CLAIM(S) AND (3) THE LEGAL EXPENSES INCURRED BY WCI TO ENFORCE THIS AGREEMENT AGAINST CONTRACTOR OR CONTRACTOR'S INSURANCE CARRIER. CONTRACTOR HEREBY RELEASES WCI FROM ANY RESPONSIBILITY OR LIABILITY TO CONTRACTOR THAT ARISES FROM ANY SUCH CLAIM, WHICH MEANS THAT CONTRACTOR IS KNOWINGLY GIVING UP ITS RIGHT TO SEEK OR RECEIVE REIMBURSEMENT, COMPENSATION, CONTRIBUTION OR OTHER PAYMENT FROM WCI FOR ANY EXPENSE, DAMAGE, COMPENSATION, JUDGEMENT OR SETTLEMENT INCURRED BY CONTRACTOR AS A RESULT OF ANY INJURY, DEATH OR PROPERTY DAMAGE SUFFERED BY ANY



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EMPLOYEE, SUBCONTRACTOR OR SUPPLIER OF CONTRACTOR. CONTRACTOR FURTHER AGREES
THAT CONTRACTOR IS PROHIBITED FROM ASSIGNING, AND WILL NOT ASSIGN, ANY INTEREST IN ANY CLAIM CONTRACTOR MAY POSSESS AGAINST WCI. CONTRACTOR UNDERSTANDS AND AGREES THAT THE WORD "WCI" IN THIS ARTICLE 6 INCLUDES THE EMPLOYEES, OFFICERS, AGENTS AND REPRESENTATIVES OF WCI, AND THAT SUCH INDIVIDUALS MAY RELY UPON THE INDEMNIFICATION AND RELEASE ESTABLISHED BY THIS ARTICLE.




                         [Signatures on following page]

CONTRACTOR                         WCI COMMUNITIES LIMITED
                                   PARTNERSHIP



By: /s/ ILLEGIBLE                  By:
   ----------------------             ----------------------------
   Name:                              Name:
   Title: PRESIDENT                   Title:


Dated: 3/18/99

                                  EXHIBIT "A"

                               PROJECT CONDITIONS

Name of Contractor  INTEGRATED HOMES OF FLORIDA, INC.
                  ---------------------------------------------------------

Check One: Corporation [X]

           Partnership [ ]

           Sole Proprietorship [ ]

Business Address  SUITE #103-C, 7301-A WEST PALMETTO PARK RD.,
                  BOCA RATON, FL 33433
                  ---------------------------------------------------------

Business Phone
                  ---------------------------------------------------------

Workers Compensation Insurance Company  CLAREDON NATIONAL INSURANCE CO.
                                       ------------------------------------

Policy No.  7700000006249098
            ---------------------------------------------------------------

Liability Insurance Company  ACCEPTANCE INS. CO.
                             ----------------------------------------------

Policy No.  CL19002899
            ---------------------------------------------------------------

Name of Principal Officer, General Partner, or owner
                                                    -----------------------

Home Address
            ---------------------------------------------------------------

Home Phone
           ----------------------------------------------------------------

Social Security Number
                       ----------------------------------------------------

Taxpayer ID #
              -------------------------------------------------------------

This is part of a Construction Agreement between WCI and the Contractor setting forth the following Project Conditions. All transactions between Contractor and WCI shall be governed by the terms of the General Conditions unless otherwise described below.

1.   WORK

     1.1  DESCRIPTION:
                      -----------------------------------------------------

           ----------------------------------------------------------------

           ----------------------------------------------------------------

     1.2  SPECIAL INSTRUCTIONS:

                                 ------------------------------------------


---------------------------------------------------------------------------

     1.3 WARRANTY. Contractor's warranty shall be as set forth in the General Conditions unless otherwise stated herein:


---------------------------------------------------------------------------

---------------------------------------------------------------------------

     1.4  Clean-Up Instructions:

                                 ------------------------------------------

---------------------------------------------------------------------------

     1.5 TOOLS AND EQUIPMENT. Contractor shall provide all tools and equipment necessary for the work except the following to be furnished by WCI:

---------------------------------------------------------------------------

---------------------------------------------------------------------------

     1.6  MATERIAL. Contractor shall provide the following materials:

---------------------------------------------------------------------------

---------------------------------------------------------------------------

     1.7  SPECIAL INSURANCE INSTRUCTIONS:

---------------------------------------------------------------------------

2. PRICE. See Attached Price Sheet. Prices shall remain in effect for the period set forth in the Price Sheet and from month-to-month thereafter until superseded by a new Price Sheet signed by WCI. Contractor shall give at least 120 days written notice of any price increases. If WCI and Contractor do not agree upon new prices this Agreement shall terminate. All work begun before the effective date of a new Price Sheet will be governed by the old Price Sheet. Price Sheets are part of this Agreement.

3.   PAYMENT. Payment shall be made in  2  draw(s) upon completion of
                                      -----
following stages:

A. Basic System - Rough-in 70%, Trim-out 30%
---------------------------------------------------------------------------
B. Options      - Rough-in 30%, Trim-out 70%
---------------------------------------------------------------------------

---------------------------------------------------------------------------

4. PLANS AND SPECIFICATIONS. See attached Plans and Specifications which are part of this Agreement.

5. SCOPE OF WORK. See attached Scopes of Work which are part of this Agreement.


CONTRACTOR:                        WCI COMMUNITIES LIMITED PARTNERSHIP



By: /s/ ILLEGIBLE                  By:
   ----------------------             ----------------------------
   Name:                              Name:
   Title: PRESIDENT                   Title:

                                  EXHIBIT "B"


                               SCOPE OF SERVICES

                      WCI COMMUNITIES LIMITED PARTNERSHIP
                                  EXHIBIT "B"
                                 SCOPE OF WORK:
                                SECURITY SYSTEM

For Project known as:                   Chelsea & Parkland Isles
Scope of work for Contract dated:       March 15, 1999
Vendor:                                 Integrated Homes of Florida


PURPOSE OF THIS DOCUMENT:

This document defines both WCI's and the contractor's responsibilities in all the phases of construction. It is intended as a checklist that will define WCI's standard of quality and professionalism. The contractor's work will not be considered complete until all Specifications herein contained and/or referenced are fully met.


RELATIONSHIP TO OTHER DOCUMENTS:

Additional information and/or requirements are defined in:

     1.   Selection Sheets
     2.   Architectural Plans
     3.   Manufacturer's Specifications
     4.   All Applicable Building Codes
     5.   Governmental agencies having jurisdiction
     6.   Normal Standards of the Industry

The contractor agrees that work will commence, proceed diligently and will complete the scope of work in accordance with a schedule satisfactory to and in the sequence of construction as directed by WCI. The contractor will be responsible for passing any applicable and required building inspections, and is responsible for all re-inspection fees that are a result of his failure to pass inspection. The corrective action to pass the inspection shall be expeditious and within the time frame allotted by the WCI Superintendent. The contractor will provide an appropriate representative at the time of inspection.

A:   INCLUDED:

     THE CONTRACTOR SHALL SUPPLY AND INSTALL, AT A MINIMUM, THE ITEMS DESCRIBED HEREWITH, INCLUDING BUT NOT LIMITED TO THE FOLLOWING:

1. The Contractor shall supply and install items described herewith, but not limited to the following:

2. Use adequate numbers of skilled workers who are thoroughly trained and experienced in the necessary crafts, and who are completely familiar with the specified requirements and the methods needed for proper performance of the work in this bid section. The contractor shall also provide all the necessary and qualified labor to maintain WCI's production schedule.

3. Contractor is responsible for obtaining and paying for all permits and inspection fees as defined on "Schedule C" related to the installation of this work.

4. The contractor shall review the start package for custom changes. Any discrepancies shall be brought to the attention of the Superintendent as early as possible to allow for modification of other work, prior to his work commencing.

5. Contractor must notify Superintendent of any discrepancies/variations from the actual field conditions to the plans and specifications relating to his work.

     (1) COREACT (UL LISTED) (or equal), 8 zone system, 20 MCU master control panel. Location and height to be determined per code, plans and at the direction of the Superintendent.

EXHIBIT "B" - Scope of Work: Security System


     (2) COREACT (Qty. 2) (or equal) backlit keypads w/ 3 panic buttons: police, fire, and medical. Locations to be determined by the homeowner start package.

     (3)  Battery Back-up unit.

     (4)  1 Interior siren mounted inside soffit.

1. Magnetic contact switches on all moveable openings on exterior perimeter of house. Each contact shall be wired separately back to the master control panel.

2. Contractor shall supply and install optional equipment in accordance with the Start Package for the lot.

3. Contractor will provide a security system which monitors each home via telephone line for a period of (5) years from the date of the homeowner's closing at a monthly cost of $15.00 to be paid by the homeowner's association.


B.   THE CONTRACTORS' RESPONSIBILITIES SHALL INCLUDE, BUT NOT BE LIMITED TO THE
     FOLLOWING:

1. Providing their own source of power, if need be, to start and complete his job function.

2. All trash and debris related to the contractor shall be placed in a designated area coordinated by the Superintendent. WCI has the right to remove contractor's trash, at the sole cost and expense of contractor, if contractor fails to do so.

3. Furnish an emergency service telephone # 561-395-2424 X 100 and providing professional service technicians who will respond expeditiously, 24 hours-7 days, to all emergency service calls.

4. All necessary safety precautions. All tools, ladders, safety shoes, etc., used on the job site is to meet all applicable codes and is OSHA approved. In addition, the Contractor is also responsible for a trained work force.

CONTRACTOR:

By: /s/ ILLEGIBLE               Title: PRESIDENT            DATE: 3/18/99
   ---------------------------        ---------------            ------------
   (Name, Title)



WCI COMMUNITIES LIMITED PARTNERSHIP:

By:                                                         DATE:
   --------------------------------------------------            ------------
   (Name, Title)              Director of Purchasing

                      WCI COMMUNITIES LIMITED PARTNERSHIP
                                  EXHIBIT "B"
                                 SCOPE OF WORK:
                             TRAFFIC CONTROL SYSTEM

FOR PROJECT KNOWN AS:               PARKLAND ISLES CLUBHOUSE, SALES, GATEHOUSES
SCOPE OF WORK FOR CONTRACT DATED:   MARCH 11, 1999
VENDOR:                             INTEGRATED HOMES


PURPOSE OF THIS DOCUMENT:

This document defines both WCI's and the Contractor's responsibilities in all the phases of construction. It is intended as a checklist that will define WCI's standard of quality and professionalism. The contractor's work will not be considered complete until all Specifications herein contained and/or referenced are fully met.


RELATIONSHIP TO OTHER DOCUMENTS:

Additional information and/or requirements are defined in:

      1.    Selection Sheets
      2.    Architectural Plans
      3.    Manufacturer's Specifications
      4.    All Applicable Building Codes
      5.    Governmental agencies having jurisdiction
      6.    Normal Standards of the Industry

      The contractor agrees that work will commence, proceed diligently and will complete the scope of work in accordance with a schedule satisfactory to and in the sequence of construction as directed by WCI. The contractor will be responsible for passing any applicable and required building inspections, and is responsible for all re-inspection fees that are a result of failure to pass inspection. The corrective action to pass the inspection shall be expeditious and within the time frame allotted by the WCI Superintendent. The contractor will provide an appropriate representative at the time of inspection.


A. THE CONTRACTOR SHALL SUPPLY AND INSTALL, AT A MINIMUM, THE ITEMS DESCRIBED HEREWITH, INCLUDING BUT NOT LIMITED TO THE FOLLOWING:

Visitors Contract Concierge by Intercom - RF Transponder Hands-Free Resident Access (Concierge - No Gate Guard)

This system shall allow visitors to automatically be connected with a concierge via video and audio intercom boxes located at each entrance (2). The concierge controls operation of the access control gates via a central control station. Permanent and temporary visitors can be registered in advance by residents and the concierge handles "reception" and visitor logging procedures remotely. Casual visitors communicate directly with the concierge who contacts the resident, (either at home or away), and receives authorization to admit the visitor. A sophisticated but easy-to-use software program maintains complete resident records and logs each visitor event, attaching or referring to screen images of visitor "faces" and "rear of vehicle" tag snaps.

To ensure efficient processing of visitors and speedy handling of resident calls, the concierge is equipped with state-of-the-art video and audio communication equipment. To ease the occasional "bottle-neck" at visitor gates caused by non-availability of resident etc., an additional intercom is provided in the slip lane to facilitate a "holding position".

Directions to individual homes are printed out for visitors at the visitor reception station.

Residents achieve access via a dash board/visor mounted RF transponder which is coded to their property (in case of devise loss these [numbers] can be excluded from access list). There is no record of either resident or visitor egress (although this could be instituted at a later stage).

EXHIBIT "B" - SCOPE OF WORK: TRAFFIC CONTROL SYSTEM

This system includes three planned "community visibility" cameras for "Tot-Lot"; Tennis & Swimming Pool (priced separately).

This system includes two (2) RF transponder units per home (1212) in the pricing.

1)    Specific Inclusions.

            1) Eight Motorized Barrier Gate operators c/w 12' Aluminum arms with reflective tape. (One for each resident lane, two for each visitor lane, one for each exit lane)
            2)    Ten in-ground magnetic loops for safety & closing.
            3)    Eight loop detectors inside arms.
            4)    Eight concrete pads for operators.
            5) Two Gate vicinity 1/3" format color cameras including motorized zoom lens, 10x zoom, with spot filter and auto iris, mounted on pan/tilt outdoor motor in weatherproof enclosure (including pole, mounting pad etc.)
            6) Two resident access gate intercoms for use in event of "lost" residents (including pedestal, mounting pad etc.)
            7)    Two visitor gate communications assemblies including:
            8) Proximity sensors; o intercoms; o video cameras for face & tag; o LCD screens (so visitor can see concierge);
                  o directions printers (including two types of frame for wall mounting etc.)
            9) Two slip-lane intercoms for use in event of "bottleneck" visitors (including proximity sensors, pedestals, mounting pads etc.)
           10) One complete control station for concierge including "hands-free audio communication with gates and residents, voicemail system, control of camera orientations, etc.
           11)    Two 21" color monitors with splitters and selectors.
           12)    One 96hr VCR recorder.
           13) Two "Infinity B" resident access interface control systems installed in concierge area.
           14)    Two "HF - Antennaes (including pedestal, mounting pad etc.)
           15)    Two "HF - Sircon Readers.
           16) One complete software program for resident/visitor/event administration.
           17) One complete computer system including dual hard drive, battery back-up, 56K modem, back-up tape system, keyboard, mouse etc.
           18)    1212 SiRiT "pucks" for hands-free resident gate operation.
           19) Three community 1/3" format color cameras including vari-focal zoom lens visibility cameras in weatherproof enclosures (including pole, mounting pad etc.)
           20) Low voltage cabling to connect all devices, video/audio signals etc.
           21) Labor for training first concierge (or pair thereof) in operation of system software.

II)         Specific Exclusions.

            1) Provision of electrical supply to barrier gates, visitor and resident access units.
            2) Provision of separate dedicated telephone service to each visitor access unit.
            3)    Provision of desk/console/chair for concierge.
            4)    Excavation or backfill of any cable trenches.
            5)    Labor to install cables in trenches.

B. THE CONTRACTORS' RESPONSIBILITIES SHALL INCLUDE, BUT NOT BE LIMITED TO THE FOLLOWING:

1. Providing their own source of power, if need be, to start and complete this job function.

2. All trash and debris related to the contractor shall be placed in a designated area coordinated by the Superintendent. WCI has the right to remove contractor's trash, at the sole cost and expense of contractor, if contractor fails to do so.

EXHIBIT "B" SCOPE OF WORK: TRAFFIC CONTROL SYSTEM

3. Furnish an emergency service telephone # 561-395-2424 X100 and providing professional service technicians who will respond expeditiously, 24 hours-7 days, to all emergency service calls.


4. All necessary safety precautions. All tools, ladders, safety shoes, etc., used on the job site is to meet all applicable codes and is OSHA approved. In addition, the Contractor is also responsible for a trained work force.


CONTRACTOR:

By: /s/ ILLEGIBLE                Title: PRESIDENT              DATE: 3/18/99
   ------------------------            -----------------            ---------
   (Name, Title)

WCI COMMUNITIES LIMITED PARTNERSHIP:

By:                                                            DATE:
   ----------------------------------------------------------       ---------
   (Name, Title)                       Director of Purchasing